                                                                Exhibit 10.71

                              AMENDMENT NUMBER FOUR
                                     to the
                   RESIDUAL FINANCING FACILITY AGREEMENT
                      dated as of the 23rd day of June 1999
                                 by and between
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                       and
                             NC CAPITAL CORPORATION

      This AMENDMENT NUMBER FOUR is made this 21st day of November, 2000, by and between NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (the "Borrower") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Residual Financing Facility Agreement, dated as of the 23rd day of June 1999, by and between the Borrower and the Lender, as amended (the "Agreement").

                                    RECITALS

      WHEREAS, the Lender and the Borrower desire to amend the Agreement, subject to the terms hereof, to extend the term thereof and to provide for certain other changes as further provided herein.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      SECTION 1. Effective as of November 21, 2000, Section 1 of the Agreement is hereby amended by deleting the definition of "Mandatory Prepayment Amount" in its entirety.

      SECTION 2. Effective as of November 21, 2000, Section 1 of the Agreement is hereby amended by deleting the definition of "Other Agreements" and replacing it with the following:

                  "Other Agreements" shall mean any agreement, other than this
            Agreement, between the Borrower or any of its Affiliates or agents and Greenwich or any of its Affiliates or agents, whether now existing or hereafter entered into, as any such agreement may be amended, supplemented or otherwise modified from time to time.

      SECTION 3. Effective as of November 21, 2000, Section 1 of the Agreement is hereby amended by deleting the definition of "Paine Webber Financing Documents" and replacing it with the following:

                  "Paine Webber Financing Documents" shall mean the Master Loan and Security Agreement, by and between the Loan Parties and Paine Webber Real Estate Securities, Inc., as amended, supplemented or otherwise modified from time to time.

      SECTION 4. Effective as of November 21, 2000, Section 1 of the Agreement is hereby amended by adding a new definition as follows:

                  "Rapid Amortization Event" shall occur if as of March 1, 2001 any of the following shall have occurred: (i) Borrower shall not have completed the transfer to Fairbanks Capital Corp. of the servicing for all of the Securitization Transactions which are subject to this Agreement on substantially similar terms as outlined in the presentation material provided to Lender by the Borrower on November 15, 2000, (ii) Borrower shall not have completed the renegotiation of the terms of its lending relationship with U.S. Bank National Association on substantially similar terms as outlined in the presentation material provided to Lender by the Borrower on November 15, 2000, resulting in the Borrower receiving no less than $2,500,000 of additional capital, or (iii) Borrower shall not have completed a recapitalization plan acceptable to Lender in its sole discretion.

      SECTION 5. Effective as of November 21, 2000, Section 1 of the Agreement is hereby amended by deleting the definition of "Termination Date" and replacing it with the following:

                  "Termination Date" shall mean the Payment Date in October
            2001, or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law, as same may be extended by Lender in its sole discretion.

      SECTION 6. Effective as of November 21, 2000, Section 1 of the Agreement is hereby amended by deleting the definition of "U.S. Bank Financing Facility Documents" and replacing it with the following:

                  "U.S. Bank Financing Facility Documents" shall mean the Fourth
            Amended and Restated Credit Agreement, dated as of May 26, 1999, by and between New Century and U.S. Bank National Association and all other documents or agreements executed in connection therewith, as amended, supplemented or otherwise modified from time to time (as the same may be replaced or substituted therefor).

      SECTION 7. Effective as of November 21, 2000, Section 2.5 of the Agreement is hereby amended to read in its entirety as follows:

                  2.5 Repayment of the Loans. Each Loan outstanding shall be repaid in full on the Termination Date, together with accrued but unpaid interest thereon. In addition to the foregoing, the Borrower hereby agrees to make a principal payment of $100,000 in reduction of the principal amount outstanding hereunder on November 22, 2000; provided, however, that in the event that that certain Master Loan and Security Agreement, dated as of June 23, 1999, between the Lender and the Borrower, as amended, is terminated prior to January 31, 2001, and the Borrower pays all amounts owing to the Lender under such Master Loan and Security Agreement, prior to January 31, 2001, then the Borrower shall receive a credit of $100,000 against the amount of any such payoff amount; provided, further, that any excess of such $100,000 credit over such payoff amount shall be credited against

            Borrower's Obligations hereunder. The Borrower also hereby agrees to make on each Payment Date, beginning on the Payment Date in December, 2000, a principal payment in reduction of the principal amount outstanding hereunder (but in no event greater than the outstanding Obligations of the Borrower hereunder) in an amount equal to the excess of (a) either (i) if no Rapid Amortization Event shall have occurred, the amount listed in Column I of Exhibit I for the calendar month in which such Payment Date occurs, or (ii) if a Rapid Amortization Event shall have occurred, the amount listed in Column II of Exhibit I for the calendar month in which such Payment Date occurs, over (b) all amounts received during the period following the previous Payment Date up to and including the applicable Payment Date pursuant to Section 6, but only to the extent that such payments were made to pay down the unpaid principal balance of the Loans under Section 2.7(b); provided, however, that if no Rapid Amortization Event shall have occurred, the Borrower shall not be required to make a principal payment in reduction of the principal amount outstanding hereunder in an amount greater than $750,000 for such Payment Date (notwithstanding any amount in excess of $750,000 as determined by application of the previous formula). The requirement of the Borrower to make any such payment pursuant to the terms of the previous sentence is in addition to the requirement that all cash dividends and distributions with respect to the Pledged Securities be delivered to the Lender pursuant to Section 6, and shall not be reduced or offset by any amounts received pursuant to Section 6.

      SECTION 8. Effective as of November 21, 2000, Section 2.7(b) of the Agreement is hereby amended to read in its entirety as follows:

                  (b) Any payments made hereunder shall be applied in the order of priority set forth in Section 9.3.

      SECTION 9. Effective as of November 21, 2000, Section 3.5(b) of the Agreement is hereby amended to read in its entirety as follows:

                  (b) The Lender shall not release the Lien of any Pledged
            Security or other Collateral until such time as the Obligations of the Borrower herein shall have been paid in full.

      SECTION 10. Effective as of November 21, 2000, Section 5 of the Agreement is hereby amended by adding a new Section 5.24 as follows:

                  5.24 No Unscheduled Amortization of Other Facilities. Prior to
            the payment in full of Borrower's Obligations hereunder, the Borrower shall not make, and shall not permit any of its Affiliates to make, any unscheduled payments of principal or otherwise make a prepayment or accelerate any payment of principal under the U.S. Bank Financing Facility Documents (as the same may be replaced or substituted therefor) or any financing or repurchase facility with Salomon Brothers Realty Corp. or any Affiliate thereof, and the Borrower shall not enter, and shall not permit any of its Affiliates to enter, into any amendment, modification or other agreement to increase the amount of such scheduled principal payments or accelerate the due date of such payments. Nothing in this Section 5.24 shall prevent the Borrower from satisfying any margin call under any such facility or, if the terms of the related facility provide, applying the amount of any income or proceeds received in connection with collateral pledged under any such facility to reduce the outstanding amount under such facility.

      SECTION 11. Effective as of November 21, 2000, Section 5.7 of the Agreement is hereby amended by adding to the end thereof the following:
"including, without limitation, any transfer documents necessary to re-register any Pledged Security in the name of the Lender".

      SECTION 12. Effective as of November 21, 2000, Section 6 of the Agreement is hereby amended by deleting "Section 3" in the first sentence and replacing it with "Section 2.7(b)".

      SECTION 13. Effective as of November 21, 2000, Section 9.1(e) of the Agreement is hereby amended to read in its entirety as follows:

                  (e) The Borrower or its Affiliate shall fail to pay any money due under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of the Borrower or such Affiliate for borrowed money, which failure to pay constitutes a default or event of default under any such agreement or indebtedness, or the Borrower or its Affiliate receives notice, or a Responsible Officer has knowledge, of any other default or event of default or other event which with the giving of notice or the passing of time or both would constitute a default or event of default under any such agreement or instrument, with respect to amounts due under such agreement or instrument, whether by acceleration or otherwise, in an aggregate amount of $1,000,000 or such lesser amount as shall be included in a cross-acceleration provision of any such agreement or instrument.

      SECTION 14. Effective as of November 21, 2000, Section 9.3(a) of the Agreement is hereby amended to read in its entirety as follows:

                  (a) Irrespective of whether an Event of Default shall have occurred and be continuing, Greenwich may apply all or any part of Proceeds of the Collateral in payment of the Obligations, or any payment received pursuant to Sections 2.5 or 2.7, in the following order of priority:

                        FIRST, to the payment of all reasonable costs and
                  expenses incurred by Greenwich in connection with this Agreement, the Note or, any other Loan Document or any of the Obligations, including, without limitation, all court costs and the reasonable costs or expenses incurred in connection with the exercise by Greenwich of any right or remedy under this Agreement, the Note or any other Loan Document;

                        SECOND, to any default interest; then to interest due on
                  the Loans; then to the unpaid principal of the Loans; and thereafter the satisfaction of all other Obligations; and

                        THIRD, any excess to the Borrower or to whomsoever may
                  be lawfully entitled to receive the same.

      SECTION 15. Effective as of November 21, 2000, the Agreement is hereby amended by adding a new Exhibit I thereto in the form attached hereto as Annex I.

      SECTION 16. Effective Date. This Amendment Number Four shall be effective upon execution of this Amendment Number Four and Lender's receipt of a principal payment of $100,000 in reduction of the principal amount outstanding under the Agreement.

      SECTION 17. Representations. In order to induce the Lender to execute and deliver this Amendment Number Four, the Borrower hereby represents to the Lender that as of the date hereof, after giving effect to this Amendment Number Four, the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

      SECTION 18. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

      SECTION 19. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

      SECTION 20. Governing Law. This amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state.

      SECTION 21. Counterparts. This amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one instrument.

            IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment Number Four to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                    NC CAPITAL CORPORATION
                                    (Borrower)


                                    By: /s/ Patrick Flanagan
                                       -----------------------

                                    Name: /s/ Patrick Flanagan
                                         ---------------------

                                    Title: President
                                          --------------------

                                    GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                    INC.
                                    (Lender)


                                    By:
                                       --------------------
                                    Name:
                                         --------------------
                                    Title:
                                         --------------------


ACKNOWLEDGED AND AGREED BY:

NEW CENTURY MORTGAGE CORPORATION


By:   /s/ Patrick Flanagan
   ------------------------
Name: Patrick Flanagan
    -----------------------
Title: EVP/COO
     ----------------------


NEW CENTURY FINANCIAL CORPORATION


By:   /s/ Patrick Flanagan
   ------------------------
Name: Patrick Flanagan
    -----------------------
Title: EVP
     ----------------------

                                                                         Annex I

                                    EXHIBIT I

                       MINIMUM PRINCIPAL PAYMENT AMOUNTS

                           Column I                Column II
                           --------                ---------

December 2000              550,000                 NA

January 2001               550,000                 NA

February 2001              1,000,000               NA

March 2001                 1,000,000               1,500,000

April 2001                 1,100,000               1,500,000

May 2001                   1,250,000               1,500,000

June 2001                  1,250,000               1,500,000

July 2001                  1,200,000               1,800,000

August 2001                1,200,000               1,800,000

September 2001             1,200,000               2,000,000

                           RESTATED AFFILATE GUARANTY

            RESTATED AFFILATE GUARANTY, dated as of November 21, 2000 (the "Guaranty"), made by NEW CENTURY MORTGAGE CORPORATION and NEW CENTURY FINANCIAL CORPORATION (each, a "Guarantor" and collectively, the "Guarantors") in favor of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (the "Lender"), party to the Master Loan and Security Agreement referred to below.

                                    RECITALS

            The Lender has agreed (i) to make certain Advances to NC Capital Corporation (the "Borrower") pursuant to the Master Loan and Security Agreement dated as of June 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and between the Borrower and the Lender and (ii) to make certain Loans to the Borrower pursuant to the Residual Financing Facility Agreement dated as of June 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "Residual Agreement"; together with the Loan Agreement, the "Financing Documents") by and between the Borrower and the Lender, upon the terms and subject to the conditions set forth in the Financing Documents. As a condition precedent to the obligation of the Lender to make any such Advance or Loan to the Borrower under the Financing Documents, the Gurantors executed that certain Affiliate Guaranty, dated as of June 23, 1999 (the "Original Guaranty"), wherein the Gurantors agreed to guaranty all of Borrower's obligations under the Financing Documents, and Lender accepted such guaranty.

            Concurrent with the execution of the Guaranty, the Borrower and the Lender have entered into an amendment to the Residual Agreement, pursuant to which the Borrower and the Lender have agreed to extend the term of the Residual Agreement and to make such other modifications set forth herein.

            As a condition precedent to the execution of the amendment to the Residual Agremeent, Lender requires that the Guarantors agree to modify the Original Guaranty as set forth in this Guaranty.

            In order to induce the Lender to enter into the amendment to the Residual Agreement, the Guarantors agree to modify the Original Guaranty as set forth in this Guaranty.

            NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter the Financing Documents and to induce the Lender to make any Advances or Loans to the Borrower under the Financing Documents, the Guarantors hereby agree with the Lender as follows:

            1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Loan Agreement and use herein shall have the meanings given to them in the Loan Agreement.

            (b) "Adjustable Tangible Net Worth" shall mean Tangible Net Worth minus 25% of the amount by which the book value of junior securitization interests included in the determination of Tangible Net Worth exceeds the amount of indebetedness incurred in connection with the financing of such junior securitization interests.

            "Obligations" shall mean the obligations and liabilities of the Borrower to the Lender, including, without limitation, the obligations whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the Financing Documents, this Guaranty and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of the Financing Documents) or otherwise.

            "NCFC" shall mean New Century Financial Corporation.

            "NCMC" shall mean New Century Mortgage Corporation.

            "Stock Repurchase Program" shall mean the stock repurchase program approved by NCFC's Board of Directors on February 18, 1999 pursuant to which NCFC may spend up to $10,000,000 to repurchase shares of NCFC common stock on the open market or in negotiated transactions.

            (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and section and paragraph references are to this Guaranty unless otherwise specified.

            (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            2. Guaranty. (a) Each Guarantor hereby, unconditionally and irrevocably, guarantees to the Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

            (b) Each Gurantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantors under this Guaranty. This Guaranty shall remain in full force and effect until the Obligations are paid in full, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

            (c) No payment or payments made by the Borrower, the Guarantors, any other guarantor or any other Person or received or collected by the Lender from the Borrower, the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantors hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantors in respect of the Obligations or payments received or collected from the Guarantors in respect of the Obligations, remain liable for the Obligations up to the maximum liability of the Guarantors hereunder until the Obligations are paid in full and the Loan Agreement in terminated.

            (d) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guaranty for such purpose.

            3. Representations, Warranties and Covenants of Guarantors. (a) Each Guarantor hereby represents and warrants (i) that it is duly organized and validly existing in good standing under the laws of the jurisdiction under which it is organized and is duly qualified to do business and is in good standing in every other jurisdiction as to which the nature of the business conducted by it makes such qualification necessary, (ii) and perform this Guaranty, (iii) that execution, delivery and performance of this Guaranty by it have been duly authorized by proper action and are not in contravention of law or of the terms of its Articles of Incorporation or By-Laws, or any agreement, instrument, indenture or other undertaking to which it is a party or by which it is bound,
(iv) that all registrations and approvals of any governmental agency, department or commission necessary for the execution, delivery and performance of this Guaranty and for the validity and enforceability thereof, have been obtained and are in full force and effect, (v) that this Guaranty is the legal, valid and binding obligation of the Guarantors, enforceable against the Guarantors, in accordance with its terms, subject to bankruptcy, insolvency and similar laws and to the availability of equitable remedies, (vi) that no legal proceedings are pending, or threatened, before any court or governmental agency which would adversely affect its financial condition, operations or any licenses or its ability to perform under this Guaranty, and (vii) that each Guarantor has received and reviewed copies of the Financing Documents.

            (b) The Guarantors covenant and agree with the Lender that, until the payment in full of the Obligations or the termination of this Guaranty pursuant to Section 20 hereof:

                  (i) Maintenance of Tangible Net Worth. (a) The Tangible Net
            Worth of NCMC shall not be less than the greatest of (i) $85,000,000 measured on a quarterly basis (as at the end of each month), (ii)
            (A) 85% of Tangible Net Worth at the end of the most recently completed fiscal year plus (B) 90% of capital contributions made during such fiscal year plus (C) 50% of positive year to date net income, and (iii) the amount required under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of NCMC or the Borrower or any of their affiliates for borrowed money, including any repurchase facility.

                  (b) The Tangible Net Worth of NCFC shall not be less than the greatest of (i) $130,000,000 measured on a quarterly basis (as at the end of the month), (ii) (A)

            85% of Tangible Net Worth at the end of the most recently completed fiscal year plus (B) 90% of capital contributions made during such fiscal year plus (C) 50% of positive year to date net income, and
            (iii) the amount required under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of NCFC or the Borrower or any of their Affiliates for borrowed money, including any repurchase facility.

                  (ii) Maintenance of Ratio of Indebtedness to Tangible Net
            Worth. (a) NCMC shall not permit the ratio of Indebtedness to Tangible Net Worth to be greater than the lesser of (a) 8:1, or (b) the amount required under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of NCMC or the Borrower or any of their Affiliates for borrowed money, including any repurchase facility.

                  (b) NCFC shall not permit (i) the ratio of the average daily amount of Indebtedness of NCFC and its Subsidiaries to the average of Tangible Net Worth of NCFC and its Subsidiaries to be greater than the lesser of (a) 10:1, or (b) the amount required under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of NCFC or the Borrower or any of their Affiliates for borrowed money, including any repurchase facility; (ii) the ratio of Indebtedness of NCFC and its Subsidiaries to Tangible Net Worth of NCFC and its Subsidiaries to be greater than the lesser of (a) 15:1, or (b) the amount required under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of NCFC or the Borrower or any of their Affiliates for borrowed money, including any repurchase facility; and (iii) the ratio of Indebtedness of NCFC to Adjusted Tangible Net Worth of NCFC to be greater than the lesser of (a) 12:1, or (b) the amount required under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of NCFC or the Borrower or any of their Affiliates for borrowed money, including any repurchase facility.

                  (iii) Liquidity. The aggregate amount of the NCMC's cash, Cash
            Equivalents and available capacity under committed warehouse facilities (to the extent that NCMC has available unencumbered assets which are eligible to be pledged under such facilities) shall not be less than the greater of (a) $10,000,000, or (b) the amount required under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of NCMC or the Borrower or any of their Affiliates for borrowed money, including any repurchase facility.

                  (iv) Restricted Payments. NCMC and NCFC will not make any
            Restricted Payments, other than (a) dividends paid by NCFC on its Series 1998A Convertible Preferred Stock and its Series 1999A Convertible Preferred Stock in an amount not to exceed $3,000,000 per annum, and (b) dividends paid by NCMC to NCFC to enable NCFC to pay such dividends in an amount not to exceed $3,000,000 per annum.

            (c) At the time that the Guarantors deliver their consolidated financial statements to the Lender in accordance with Section 7.01 of the Loan Agreement and Section 5.1 of the Residual Agreement, the Guarantors shall forward to the Lender a certificate of a Responsible Officer of each Guarantor which demonstrates that each Guarantor is in compliance with the covenants set forth in clauses (b) (i) through (iv) above and shall indicate the amount required under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of such Guarantor or the Borrower or any of their Affiliates for borrowed money, including any repurchase facility, if such amount is greater than the amounts otherwise set forth in clauses (b) (i) through (iv).

            4. Right of Set-off. Upon the occurrence of any Event of Default, the each Guarantor hereby irrevocably authorizes the Lender and each of its affiliates at any time and from time to time without notice to the Guarantors, any such notice being expressly waived by the Guarantors, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional of final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any of its affiliates to or for the credit or the account of the Guarantors, or any part thereof in such amounts as the Lender or any of its affiliates may elect, against and on account of the obligations and liabilities of the Guarantors to the Lender hereunder and claims of every nature and description of the Lender or any of its affiliates against the Guarantors, in any currency, whether arising hereunder, under the Financing Documents as the Lender may elect, whether or not the Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Lender shall notify the Guarantors promptly of any such set-off and the application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

            5. No Subrogation. Notwithstanding any payment or payments made by the Guarantors hereunder or any set-off or application of funds of the Guarantors by the Lender, the Guarantors shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or any other guarantor or any collateral security or guarantee or right of offset held by the Lender or any of its affiliates for the payment of the Obligations, nor shall the Guarantors seek or be entitled to seek any contribution or reimbursement from the Borrower or any other guarantor in respect of payments made by the Guarantors hereunder, until all amounts owing to the Lender by the Borrower on account of the Obligations are paid in full and the Financing Documents are terminated. If any amount shall be paid to the Guarantors on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantors in trust for the Lender, segregated from other funds of the Guarantors, and shall, forthwith upon receipt by the Guarantors, be turned over to the Lender in the exact form received by the Guarantors (duly indorsed by the Guarantors to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

            6. Amendments, Etc. with Respect to the Obligations. The Guarantors shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantors and without notice to or further assent by the Guarantors, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Financing Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and an collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against the Guarantors, the Lender may, but shall be under no obligation to, make a similar demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantors of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            7. Waiver of Rights. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations, and notice of or proof of reliance by the Lender upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between the Borrower and the Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantors with respect to the Obligations.

            8. Guaranty Absolute and Unconditional. Each Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of the full and punctual payment and performance by the Borrower of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the obligations from the Borrower without regard to (a) the validity, regularity or enforceability of the Financing Documents, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantors) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower from the Obligations, or of the Guarantors from this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantors, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantors of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantors. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantors under this Guaranty shall have been satisfied by payment in full and the Financing Documents shall be terminated, notwithstanding that from time to time during the term of the Financing Documents the Borrower may be free from any Obligations.

            9. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantors, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantors or any substantial part of its property, or otherwise, all as though such payments had not been made.

            10. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. Dollars in accordance with the voting instructions of the Lender.

            11. Notices. All notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Guaranty) shall be given or made in writing (including without limitation by telex or telecopy) delivered to NCMC and NCFC at the address specified on the signature page to this Guaranty and to the Lender at the "Address for Notices" specified below its name on the signature page to the Loan Agreement; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            12. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            13. Integration. This Guaranty and the Financing Documents represent the agreement of the Guarantors with respect to the subject matter hereof and thereof and there are not promises or representations by the Lender relative to the subject matter hereof or thereof not reflected herein or therein.

            14. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantors and the Lender, provided that any provision of this Guaranty may be waived by the Lender.

                  (b) The Lender shall not by any act (except by a written instrument pursuant to Section 14(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            15. Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            16. Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of the Guarantors and shall inure to the benefit of the Lender and its successors and assigns. This Guaranty may not be assigned by the Guarantors without the express written consent of the Lender.

            17. Governing Law. This Guaranty shall be governed by New York law without reference to choice of law doctrine.

            18. SUBMISSION TO JURISDICTION WAIVERS. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

            (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE FINANCING DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE FEDERAL COURTS OF THE UNITED

      STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

            (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

            (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

            19. WAIVER OF JURY TRIAL. EACH OF THE GUARANTORS AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OF THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            20. Termination. This Guaranty shall terminate upon the final payment in full of the Obligations and the termination of the Financing Documents.

            21. Joint and Several Liability. Notwithstanding anything to the contrary contained in this Guaranty, the Guarantors hereby acknowledge and agree that they will be jointly and severally liable to the Lender for all representations, warranties, covenants, obligations and liabilities of the Guarantors hereunder.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and delivered by their duly authorized officers as of the day and year first above written.


NEW CENTURY MORTGAGE CORPORATION


By: /s/ Patrick Flanagan
  --------------------------
Name: Patrick Flanagan
    ------------------------
Title: EVP/COO
     -----------------------
Address:
        --------------------


NEW CENTURY FINANCIAL CORPORATION


By: /s/ Patrick Flanagan
  --------------------------
Name: Patrick Flanagan
    ------------------------
Title: EVP
     -----------------------
Address:
       ---------------------